                                                               Exhibit 10.52 (h)


                THIRD LEASE MODIFICATION AND EXTENSION AGREEMENT

            THIS AGREEMENT made this 18th day of January, 1989, by and between TETERBORO ASSOCIATES, a New Jersey limited partnership having its principal office at 90 Main Street, Hackensack, New Jersey 07601 ("Landlord") and MISS ERIKA, INC., having an office at 1407 Broadway, New York, New York ("Tenant").

                              W I T N E S S E T H:

            WHEREAS, on April 1, 1975, Empire Carpet Corporation ("Empire") and Tenant entered into a lease for premises o located at 333 North Street, Teterboro, New Jersey (said lease and the Lease Modification and Extension Agreement, the Amendment to Lease and all letters o amending said lease hereinafter mentioned being hereinafter referred to as the "Lease"; and

            WHEREAS, by letter dated January 17, 1978, the Lease was extended for a three-year period commencing April 1, 1978; and

            WHEREAS, by letter dated February 17, 1981, the Lease was extended for an additional five-year period commencing April 1, 1981; and

            WHEREAS, by letter dated March 5, 1982, the Lease was amended to provide that the premises initially demised include an additional 9,600 square feet of warehouse space; and

            WHEREAS, by letter dated August 15, 1983, the Lease was amended to provide that the premises initially demised include an additional 21,600 square feet of warehouse space (i.e., a total of 52,800 square feet -- the "Initial Space"); and

            WHEREAS, the Lease was assigned by Armstrong World Industries, Inc. (as successor-in-interest to Empire) to Landlord by Assignment dated March 7, 1984; and

            WHEREAS, by Lease Modification and Extension Agreement dated January 24, 1985, the Lease was extended through March 31, 1991 and was modified in various, other respects; and

            WHEREAS, by Lease Amendment dated August 8, 1985, the Lease was amended to provide that the Initial Space include an additional 50,400 square feet of warehouse space (the "Additional Space") (i.e., a total of 103,200 square feet) and was modified in various respects; and

            WHEREAS, by Second Lease Modification and Extension Agreement dated December 18, 1986, the Lease was amended to add to the Initial Space and the Additional Space some 67,500 square feet of space (the "Expansion Space") (i.e., a total of 170,700 square feet) (the Initial Space, Additional Space and Expansion Space hereinafter collectively referred to as the "Demised Premises"), extended through December 31, 1992 and was modified in various other respects.


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            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained the parties do hereby agree as follows:

            1. Section 2 of the Lease is hereby amended to provide that the term of the Lease is extended for a period of four years so that the term of the Lease shall, expire at midnight on December 31, 1996.

            2. Section 4 of the Lease is hereby deleted and amended and restated as follows:

                        (a) Tenant covenants to pay Landlord, without previous
                  demand therefor, a minimum annual rental ("Minimum Rent") with respect to the Initial Space of $237,600.00, payable in equal monthly installments of $19,800, based upon the payment of $4.50 per square foot, in advance on the first day of each month commencing on April 1, 1986, provided, however that the Minimum Rent for the Initial Space shall be increased five (5%) per cent per annum as follows:

                                                        Minimum Rent for Initial
            Commencing                                  Premises shall be
            ----------                                  ------------------------
            April 1, 1987                                    $249,480.00
            April 1, 1988                                     261,954.00
            April 1, 1989                                     275,051.70
            April 1, 1990                                     288,804.29
            April 1, 1991                                     303,244.50
            April 1, 1992                                     318,406.73
            April 1, 1993                                     334,327.07
            April 1, 1994                                     351,043.42
            April 1, 1995                                     368,595.59
            April 1, 1996                                     290,269.03*

            * - prorated for 9 months

            (b) Tenant covenants to pay Landlord, without previous demand therefor, a Minimum Rent with respect to the Additional Space of $244,440.00, payable in equal


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

                  monthly installments of $20,370.00, based upon the payment of $4.85 per square foot in advance on the first day of each month commencing on April 1, 1986; provided, however, that the Minimum Rent for the Additional Space shall be increased five (5%) percent per annum as follows:

                                                    The Minimum Rent for the
            Commencing                              Additional Premises shall be
            ----------                              ----------------------------
            April 1, 1987                                  $256,662.00
            April 1, 1988                                   269,495.10
            April 1, 1989                                   282,969.85
            April 1, 1990                                   297,118.34
            April 1, 1991                                   311,974.26
            April 1, 1992                                   327,572.97
            April 1, 1993                                   343,951.62
            April 1, 1994                                   361,149.20
            April 1, 1995                                   379,206.66
            April 1, 1996                                   298,625.24*

            * - prorated for 9 months

            (c) Tenant covenants to pay Landlord, without previous demand therefore, a Minimum Rent with respect to the Expansion Space of $371,250.00, payable in equal monthly installments of $30,937.50, based upon the payment of $5.50 per square foot, in advance on the first day of each month commencing on January 1, 1987, provided, however that the Minimum Rent for the Expansion Space shall be increased five (5%) percent per annum as follows:

                                                        The Minimum Rent for the
            Commencing                                  Expansion Space shall be
            ----------                                  ------------------------
            April 1, 1988                                  $389,812.50
            April 1, 1989                                   409,303.12
            April 1, 1990                                   429,768.28
            April 1, 1991                                   451,256.69
            April 1, 1992                                   473,819.52
            April 1, 1993                                   497,510.50
            April 1, 1994                                   522,386.03
            April 1, 1995                                   548,505.33
            April 1, 1996                                   431,542.95*

            * - prorated for 9 months


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            Accordingly, pursuant to the foregoing, the gross Minimum Rent payable in respect of the Demised Premises shall be as follows:

            1. 4/1/88 - 3/31/89      :     $  921,261.60
            2. 4/1/89 - 3/31/90      :     $  967,324.67
            3. 4/1/90 - 3/31/91      :     $1,015,690.91
            4. 4/1/91 - 3/31/92      :     $1,066,475.45
            5. 4/1/92 - 3/31/93      :     $1,119,799.22
            6. 4/1/93 - 3/31/94      :     $1,175,789.19
            7. 4/1/94 - 3/31/95      :     $1,234,578.65
            8. 4/1/95 - 3/31/96      :     $1,296,307.58
            9. 4/1/96 - 12/31/96     :     $1,020,437.22

            3. Tenant represents that it has dealt with no brokers in connection with the transaction contemplated hereby and will indemnify Landlord from the claims of any brokers arising by reason of the execution of this Third Lease Modification and Extension Agreement on the consummation of the transaction contemplated hereby.

            4. Except as herein amended, all of the terms and conditions of the Lease are ratified and confirmed.

            IN WITNESS WHEREOF, the parties have executed this


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agreement as of the day and year first above written.

ATTEST:                             TETERBORO ASSOCIATES

                                    By: Nancy Realty Corp.
                                        General Partner


/s/ Lorraine Sudner                 By: /s/ C. Lawrence Keller
------------------------                ---------------------------

ATTEST:                             MISS ERIKA, INC


/s/ [ILLEGIBLE]                     By: /s/ Sid Goldberg
------------------------                ---------------------------


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